MORGAN STANLEY PATHWAYS TRUST

SUPPLEMENT DATED APRIL 22, 2022

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 1, 2022

International Fixed Income Fund (TIFUX) (the “Fund”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information (the “SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus and SAI.

Approval of a Revision to a Non-Fundamental Investment Policy of the Fund

On April 22, 2022, the Fund’s Board of Trustees (the “Board”) approved a change of the Fund’s classification as a non-diversified fund to a diversified fund and related changes to the Fund’s non-fundamental investment policies. These changes will be effective as of June 21, 2022 (the “Effective Date”). Accordingly, as of the Effective Date, all references in the Prospectus and the SAI to the Fund’s status as non-diversified and all related risk disclosures are hereby removed, and the Fund’s non-fundamental investment policy is hereby amended accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.